VARIABLE ANNUITY SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

National Retail Properties,

99.5%

Inc.†

2,202

$

48,554

Selective Insurance Group,

Inc.

2,006

47,903

FINANCIALS 30.6%

Sterling Savings Bank†

2,910

45,425

LandAmerica Financial

Hanmi Financial Corp.

6,080

44,931

Group, Inc.†

5,780

$

228,137

DiamondRock Hospitality

Stewart Information Services

Co.†

3,482

44,117

Corp.†

6,665

186,553

Dime Community

Flagstar Bancorp, Inc.†

24,052

173,655

Bancshares†

2,499

43,683

First Bancorp Puerto Rico†

16,747

170,150

FirstFed Financial Corp.*†

1,590

43,168

Corus Bankshares, Inc.†

14,790

143,907

Entertainment Properties

Colonial Properties Trust†

5,510

132,515

Trust†

862

42,522

Independent Bank Corp.†

9,919

102,959

Triad Guaranty, Inc.*†

8,474

42,370

BankAtlantic Bancorp, Inc.

Whitney Holding Corp.†

1,706

42,292

— Class A

24,670

96,460

LTC Properties, Inc.

1,606

41,290

Central Pacific Financial

United Fire & Casualty Co.

1,080

40,392

Corp.†

4,942

93,157

Inland Real Estate Corp.†

2,655

40,383

Umpqua Holding Corp.†

5,450

84,529

Brookline Bancorp, Inc.†

3,352

38,481

Pennsylvania Real Estate

Downey Financial Corp.†

2,080

38,230

Investment Trust†

3,346

81,609

Provident Bankshares Corp.†

3,378

36,280

SWS Group, Inc.†

6,506

79,568

Bank Mutual Corp.†

3,167

34,014

Susquehanna Bancshares,

Financial Federal Corp.†

1,460

31,843

Inc.†

3,843

78,282

Guaranty Financial Group,

Franklin Bank Corp.*†

25,639

77,686

Inc.*

2,770

29,417

Safety Insurance Group, Inc.

2,271

77,509

TrustCo Bank Corp.†

2,794

24,839

Bankunited Financial Corp.

PS Business Parks, Inc.†

451

23,407

— Class A†

15,152

75,912

United Bankshares, Inc.†

810

21,586

Parkway Properties, Inc.†

1,937

71,592

First Midwest Bancorp, Inc.†

740

20,550

Medical Properties Trust Inc.†

6,260

70,863

Anchor BanCorp Wisconsin,

Mid-America Apartment

Inc.

1,000

18,970

Communities, Inc.†

1,375

68,530

Deerfield Capital Corp.

1,160

1,636

BioMed Realty Trust, Inc.†

2,813

67,203

Total Financials

________

3,847,203

First Financial Bancorp†

4,785

64,358

Lexington Realty Trust†

4,400

63,404

CONSUMER DISCRETIONARY 28.7%

Presidential Life Corp.

3,635

63,394

South Financial Group, Inc.†

4,212

62,590

Finish Line — Class A†

53,980

256,945

Old National Bancorp†

3,310

59,580

Stein Mart, Inc.†

39,129

219,905

Community Bank System,

Bassett Furniture Industries,

Inc.†

2,407

59,116

Inc.

17,359

214,210

Sterling Bancorp

3,701

57,477

La-Z-Boy, Inc.†

22,252

185,582

First Commonwealth

M/I Homes, Inc.†

10,113

171,719

Financial Corp.†

4,951

57,382

Haverty Furniture Cos., Inc.†

15,458

164,473

Irwin Financial Corp.†

10,589

56,228

Tuesday Morning Corp.*†

25,010

129,552

Home Properties, Inc.†

1,139

54,661

Sonic Automotive, Inc.

6,293

129,321

National Penn Bancshares,

Lithia Motors, Inc. — Class

Inc.†

2,860

52,023

A†

12,671

128,737

Senior Housing Properties

Standard Motor Products,

Trust†

2,163

51,263

Inc.†

20,968

128,324

Kite Realty Group Trust

3,576

50,064

Building Material Holding

Sovran Self Storage, Inc.†

1,138

48,604

Corp.†

28,718

125,785

Monaco Coach Corp.

13,236

125,477

1

VARIABLE ANNUITY SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Group 1 Automotive, Inc.†

5,323

$

124,984

A.O. Smith Corp.

1,453

$

47,760

Jo-Ann Stores, Inc.*†

8,015

118,061

CDI Corp.†

1,803

45,165

PEP Boys-Manny Moe &

Frontier Airlines Holdings,

Jack†

10,982

109,381

Inc.*†

12,922

32,693

Superior Industries

Mueller Industries, Inc.

1,082

31,216

International, Inc.†

4,693

97,380

Lawson Products, Inc.

1,012

27,881

Oxford Industries, Inc.†

4,040

91,021

NCI Building Systems, Inc.*†

1,140

27,588

Fred's, Inc.†

8,863

90,846

United Stationers, Inc.*†

539

25,710

Triarc Cos., Inc. — Class B

12,353

85,359

C&D Technologies, Inc.*†

5,057

25,386

Zale Corp.*†

3,940

77,854

Insituform Technologies, Inc.

National Presto Industries,

— Class A*†

1,580

21,851

Inc.

1,469

76,975

Total Industrials

________

1,784,548

Cato Corp. — Class A†

5,140

76,792

MarineMax, Inc.*†

5,810

72,393

MATERIALS 7.4%

Arctic Cat, Inc.†

9,587

69,889

Georgia Gulf Corp.†

24,789

171,788

O'Charleys, Inc.

5,819

67,035

Chesapeake Corp.

24,763

119,110

Brown Shoe Co., Inc.†

4,340

65,404

PolyOne Corp.*

15,682

99,894

Libbey, Inc.

3,462

58,300

Quaker Chemical Corp.

3,187

99,721

Nautilus, Inc.†

17,340

57,049

Rock-Tenn Co. — Class A†

2,807

84,126

Live Nation, Inc.*†

4,140

50,218

Wausau Paper Corp.†

9,936

82,072

Landry's Restaurants, Inc.†

3,043

49,540

A. Schulman, Inc.†

3,440

70,623

Ethan Allen Interiors, Inc.†

1,357

38,579

Tronox, Inc.

17,984

70,138

Audiovox Corp. — Class A*

3,224

34,432

A.M. Castle & Co.†

1,500

40,500

CPI Corp.

1,440

24,869

Material Sciences Corp.*

4,661

36,169

Cabela's, Inc. — Class A*†

1,750

24,780

Schweitzer-Mauduit

Steak n Shake Co.*†

3,102

24,413

International, Inc.

1,442

33,368

Big 5 Sporting Goods Corp.

2,540

22,276

Omnova Solutions, Inc.*

6,673

26,625

CKE Restaurants, Inc.

1,750

19,635

Total Materials

________

934,134

Total Consumer Discretionary

________

3,607,495

UTILITIES 6.3%

INDUSTRIALS 14.2%

Atmos Energy Corp.†

4,652

118,626

Wabash National Corp.

22,081

198,508

Laclede Group, Inc.

2,709

96,522

Arkansas Best Corp.†

5,135

163,601

CH Energy Group, Inc.†

1,998

77,722

Standex International Corp.†

5,525

123,429

Southwest Gas Corp.†

2,574

71,969

Volt Information Sciences,

Avista Corp.

2,809

54,944

Inc.*

6,773

114,870

Allete, Inc.

1,245

48,082

Universal Forest Products,

UGI Corp.†

1,776

44,258

Inc.†

3,047

98,113

UIL Holding Corp.

1,431

43,116

Mesa Air Group, Inc.*

41,142

96,684

New Jersey Resources Corp.†

1,339

41,576

Spherion Corp.*

14,569

89,162

Piedmont Natural Gas Co.†

1,571

41,254

Angelica Corp.

4,194

75,240

Central Vermont Public

Gibraltar Industries, Inc.

6,088

71,412

Service Corp.†

1,685

40,272

ABM Industries, Inc.

3,075

69,003

Unisource Energy Corp.†

1,647

36,662

Watsco, Inc.†

1,600

66,272

Cleco Corp.†

1,466

32,516

Standard Register Co.

8,478

66,044

Southern Union Co.

1,070

24,899

Tredegar Corp.

3,174

57,799

Northwest Natural Gas Co.†

557

24,196

Griffon Corp.*

6,350

54,610

Total Utilities

________

796,614

Briggs & Stratton Corp.†

3,007

53,825

Lydall, Inc.*

4,515

51,697

Applied Signal Technology,

INFORMATION TECHNOLOGY 6.1%

Inc.

4,155

49,029

Gevity HR, Inc.

23,183

200,765

2

VARIABLE ANNUITY SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Face

Market

Shares

Value

Amount

Value

SYNNEX Corp.*

6,494

$

137,803

REPURCHASE AGREEMENTS

Photronics, Inc.*†

5,700

54,435

0.5%

Insight Enterprises, Inc.*†

2,993

52,377

Collateralized by U.S. Treasury

CTS Corp.

4,188

44,812

Obligations

Ciber, Inc.*

7,779

38,117

Lehman Brothers Holdings, Inc.

Park Electrochemical Corp.†

1,443

37,301

issued 03/31/08 at 1.15% due

Benchmark Electronics,

04/01/08

$

57,965 $

________

57,965

Inc.*†

2,040

36,618

Ditech Networks, Inc.*

12,122

35,639

Rudolph Technologies, Inc.*

2,990

29,212

Total Repurchase Agreements

Black Box Corp.

900

27,765

(Cost $57,965)

________

57,965

Gerber Scientific, Inc.*

3,080

27,381

Methode Electronics, Inc. —

SECURITIES LENDING COLLATERAL 33.0%

Class A

1,956

22,866

Investment in Securities Lending Short

Symmetricom, Inc.*

5,890

20,556

Term

Total Information Technology

________

765,647

Investment Portfolio Held by

U.S. Bank

4,148,930

________

4,148,930

CONSUMER STAPLES 4.6%

Nash Finch Co.†

3,225

109,586

Total Securities Lending Collateral

Alliance One International,

(Cost $4,148,930)

________

4,148,930

Inc.*

16,774

101,315

Central Garden and Pet Co. -

Total Investments 133.0%

Class A*†

21,850

97,014

(Cost $16,323,866)

$

_________

16,718,034

Performance Food Group

Co.*†

2,863

93,563

Liabilities in Excess of Other

Spartan Stores, Inc.

3,419

71,286

Assets – (33.0)%

$

(4,151,358)

_________

Spectrum Brands, Inc.*†

8,235

37,634

Net Assets – 100.0%

$

12,566,676

Lance, Inc.†

1,329

26,048

*

Non-Income Producing Security.

Longs Drug Stores Corp.†

541

22,971

†

All or a portion of this security is on loan at March 31,

2008.

Great Atlantic & Pacific Tea

Company, Inc*

860

22,549

Total Consumer Staples

________

581,966

HEALTH CARE 1.6%

Cambrex Corp.

8,450

58,559

Owens & Minor, Inc.†

1,113

43,785

Datascope Corp.

922

38,198

Medcath Corp.*

1,478

26,900

Gentiva Health Services,

Inc.*†

1,199

26,090

Total Health Care

________

193,532

Total Common Stocks

(Cost $12,116,971)

________

12,511,139

3